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                                                                   EXHIBIT 23(a)




                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS





         As independent public accountants, we hereby consent to the incorporation of our reports included or incorporated by reference in this Form 10-K, into Cousins Properties Incorporated's previously filed Registration Statements File No. 33-41927 and 33-60350.



                                                           ARTHUR ANDERSEN & CO.





Atlanta, Georgia
March 28, 1994